UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2013 (January 31, 2013)

CARE INVESTMENT TRUST INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54474	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 21st Floor New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 446-1410

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Officer

On January 31, 2013, in connection with the resignation of Joseph B. Sacks, the Controller and Principal Accounting Officer of Care Investment Trust Inc. (the “Company”), which resignation is effective as of January 31, 2013, the Company’s Board of Directors appointed Patrick Huvane, CPA, as Principal Accounting Officer of the Company effective as of February 1, 2013. Mr. Huvane will hold this office until his successor is duly elected and qualified.

Mr. Huvane, 44, is the Controller of Tiptree Financial Partners, L.P. (“Tiptree”), the majority shareholder of Care. He is employed by Mariner Investment Group LLC (“Mariner”). Mr. Huvane’s salary is not paid by the Company; rather, he will provide services to the Company as its Principal Accounting Officer through a services agreement that is in place between TREIT Management, LLC (“TREIT”) and the Company. Mariner and its affiliates provide certain services, including accounting services, to the Company and TREIT through certain agreements with affiliates of TREIT. Prior to joining Mariner in 2007, Mr. Huvane was Controller at Axon Financial Services, Inc. (“Axon”) from 2006 to 2007. For the five years prior to joining Axon, Mr. Huvane was employed at Fletcher Asset Management, Inc. (“Fletcher”). During his tenure with Fletcher, Mr. Huvane held positions of increasing responsibility including as Chief Financial Officer and Chief Compliance Officer. Mr. Huvane also has extensive supervisory experience at large financial institutions such as Credit Suisse and Sumitomo Bank. He began his career as an auditor at Ernst & Young in 1990. Mr. Huvane was a part-time adjunct faculty member of Manhattan College’s Department of Economics & Finance from 2008 to 2009. He is a Certified Public Accountant in New York and is also a CFA charterholder. Mr. Huvane has a B.S. in Accounting from Manhattan College and an M.B.A. in Finance from New York University’s Leonard N. Stern School of Business.

In connection with Mr. Huvane’s appointment as Principal Accounting Officer, the Company and Mr. Huvane expect to enter into an indemnification agreement that is substantially similar to the Company’s form of indemnification agreement (the “Indemnification Agreement”). The Indemnification Agreement provides the Company’s directors and officers the maximum indemnification permitted by law. The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, a copy of which was filed as Exhibit 10.9 to the Company’s Registration Statement on Form S-11, as amended (File No. 333-141634), filed on June 7, 2007, and which exhibit is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARE INVESTMENT TRUST INC.

Date: February 1, 2013	By:	/s/ Salvatore (Torey) V. Riso, Jr.
	Name:	Salvatore (Torey) V. Riso, Jr.
	Title:	President and Chief Executive Officer

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